SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): June 10, 1999

                         UNITED TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               001-00812                               06-0570975
         (Commission File No.)              (IRS Employer Identification No.)


                               One Financial Plaza
                           Hartford, Connecticut 06101
          (Address of principal executive offices, including ZIP code)



                                 (860) 728-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

            On June 10, 1999, Sundstrand Corporation, a Delaware corporation ("Sundstrand"), merged (the "Merger") with and into a wholly owned subsidiary of United Technologies Corporation, a Delaware corporation ("United Technologies"). The surviving corporation of the Merger will continue as a wholly owned subsidiary of United Technologies named "Hamilton Sundstrand Corporation." The Merger was consummated pursuant to an Agreement and Plan of Merger, dated as of February 21, 1999, among United Technologies, HSSail Inc. and Sundstrand (the "Merger Agreement").

            In the Merger, each share of Sundstrand common stock, $0.50 par value per share, was converted into the right to receive 0.558 shares of United Technologies common stock, par value $1.00 per share, and $35 of cash, plus cash in lieu of any fractional shares. See Notes to Unaudited Pro Forma Condensed Balance Sheet, which are attached as Exhibit 99.2 hereto and incorporated herein by reference, for further discussion of the consideration that former Sundstrand stockholders have a right to receive pursuant to the Merger.

            The above description of the Merger Agreement is qualified in its entirety by reference to that document, which has been previously filed with the Securities and Exchange Commission as Exhibit 2.1 to the Current Report on Form 8-K of United Technologies filed on February 23, 1999 and is incorporated herein by reference. A copy of the press release announcing the consummation of the Merger is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           The consolidated balance sheet of Sundstrand as of December 31, 1998, the consolidated statements of earnings, cash flows and shareholders' equity of Sundstrand for the fiscal year ended December 31, 1998, the related notes to the financial statements and the related accountant's report are incorporated herein by reference to the Annual Report on Form 10-K of Sundstrand for the fiscal year ended December 31, 1998 (previously filed on March 31, 1999, Commission File No. 001-05358). The unaudited consolidated condensed balance sheet of Sundstrand as of March 31, 1999, the unaudited consolidated condensed statements of earnings, cash flows and shareholders' equity of Sundstrand for the quarter ended March 31, 1999 and the related notes to the financial statements are incorporated herein by reference to the Quarterly Report on Form 10-Q of Sundstrand for the quarter ended March 31, 1999 (previously filed on May 13, 1999, Commission File No. 001-05358).

     (b) PRO FORMA FINANCIAL INFORMATION.

            The following pro forma financial information of United Technologies, giving effect to the Merger, is set forth as Exhibit 99.2 and is incorporated herein by reference:

            Introduction to Unaudited Pro Forma Condensed Financial Statements.


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


            Unaudited Pro Forma Condensed Balance Sheet as of March 31, 1999.

            Notes to Unaudited Pro Forma Condensed Balance Sheet.

            Unaudited Pro Forma Condensed Statement of Operations for the quarter ended March 31, 1999.

            Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1998.

            Notes to Unaudited Pro Forma Condensed Statement of Operations.



     (c)  EXHIBITS.

               2.1 Agreement and Plan of Merger, dated as of February 21, 1999, among United Technologies Corporation, HSSail Inc. and Sundstrand Corporation, incorporated by reference to Exhibit
                    2.1 to the Current Report on Form 8-K of United Technologies filed on February 23, 1999.

               23.1 Consent of Ernst & Young LLP.

               99.1 Press Release, dated as of June 10, 1999, issued by United
                    Technologies Corporation.

               99.2 Unaudited Pro Forma Condensed Financial Statements related to the Merger.


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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  June 18, 1999

                                    UNITED TECHNOLOGIES CORPORATION



                                    By:  /s/ William H. Trachsel
                                        -------------------------------------
                                    Name:  William H. Trachsel
                                    Title: Senior Vice President, General
                                           Counsel and Secretary


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

                                  EXHIBIT LIST


  EXHIBIT                          DESCRIPTION
    NO.                            ------------
  -------

  2.1 Agreement and Plan of Merger, dated as of February 21, 1999, among United Technologies Corporation, HSSail Inc. and Sundstrand Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of United Technologies filed on February 23, 1999.

  23.1    Consent of Ernst & Young LLP.

  99.1 Press Release, dated as of June 10, 1999, issued by United Technologies Corporation.

  99.2    Unaudited Pro Forma Condensed Financial Statements related to the
          Merger.


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